Exhibit 10.55

DEBT SETTLEMENT AGREEMENT

THIS DEBT SETTLEMENT AGREEMENT (“Agreement”) dated this 31st day of March, 2017 (the “Agreement Date”), is made and entered into between Dan Becka (“Becka”) Napo Pharmaceuticals, Inc., a Delaware corporation (“Company”).

1.              RECITALS

a.                                      Company is indebted to Becka for services rendered in an aggregate amount, as of March 31, 2017, equal to $513,741.27 plus any fees, costs, charges, or interest related thereto whether currently outstanding or arising after the date hereof (the “Obligation”).

b.                                      As a complete settlement and satisfaction of the Obligation, Company has offered, subject to the terms and conditions hereof, to pay in the Obligation by, pursuant to the Merger Agreement (as defined below), causing Jaguar (as defined below) to issue and deliver to Becka upon consummation of the Merger (as defined below) 555,395 shares of non-voting common stock of Jaguar (such shares, which shall be appropriately adjusted for any stock splits, combinations, reclassifications, reorganizations and similar transactions effected after the Effective Date as necessary to reflect the intention of the parties hereto, the “Settlement Shares”).

c.                                       Becka is willing to accept Company’s offer to pay in kind the Obligation by delivering the Settlement Shares to Becka upon consummation of the Merger, as a complete settlement and satisfaction of the Obligation, upon the terms and conditions set forth in this Agreement.

2.              CONDITIONS PRECEDENT.  The following are conditions precedent to Becka’s obligations under Section 5 of this Agreement:

a.                                      Receipt by Becka of a fully executed copy of this Agreement.

b.                                      Receipt by Becka of a fully executed copy of that certain Agreement and Plan of Merger (the “Merger Agreement”) between Company and Napo Acquisition Corporation, a Delaware corporation (“Merger Sub”), a wholly owned subsidiary of Jaguar Animal Health, Inc., a Delaware corporation (“Jaguar”) in substantially the form attached hereto as Exhibit A.

c.                                       The consummation of the merger between Company and Merger Sub pursuant to the terms of the Merger Agreement (the “Merger”).

d.                                      The representations and warranties of the Company contained in this Agreement are true and correct in all material respects on the date hereof.

e.                                       Upon consummation of the Merger Company shall deliver or cause to be delivered to Becka, certificates representing the Settlement Shares.

3.              COMPANY’S REPRESENTATIONS AND WARRANTIES.  Company represents and warrants that:

a.                                      it is duly authorized to execute this Agreement and has all requisite power, authority, and approval required to enter into, execute, and deliver this Agreement;

b.                                      this Agreement is the legal, valid and binding obligation of Company enforceable against Company in accordance with its terms (except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws or equitable principles limiting to the rights of creditors generally); and

c.                                       it has the right to enter into this Agreement without the consent of any third party (other than consents which have been obtained) and the execution and delivery of this Agreement does not violate any agreement to which Company is a party or otherwise bound (after giving effect to contemporaneous amendments and consents to any such agreements).

4.              BECKA’ REPRESENTATIONS AND WARRANTIES.  Becka represents and warrants to Company and Jaguar that:

a.                                      Becka has all necessary power and authority to execute and deliver this Agreement and to carry out its provisions.  All action on Becka’s part required for the lawful execution and delivery of this Agreement has been taken.  Upon its execution and delivery, this Agreement will be a valid and binding obligation of Becka, enforceable in accordance with its terms (except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws or equitable principles limiting to the rights of creditors generally).

b.                                      Becka is aware that the Settlement Shares to be issued to Becka have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and that the Settlement Shares are deemed to constitute “restricted securities” under Rule 144 promulgated under the Securities Act (“Rule 144”).  Becka also understands that the Settlement Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Becka’s representations contained in this Agreement.

c.                                       Becka is obtaining the Settlement Shares for its own account and Becka has no present intention of distributing or selling the securities except as permitted under the Securities Act and applicable state securities laws.

d.                                      Becka has sufficient knowledge and experience in business and financial matters to evaluate Jaguar, its proposed activities and the risks and merits of this investment.  Becka has the ability to accept the high risk and lack of liquidity inherent in this type of investment.  Becka has conducted its own independent investigation of Jaguar and has reached its own conclusions regarding the risks and merits of this investment.  Becka is not relying upon any representations or warranties from Company or Jaguar except as explicitly set forth herein.

e.                                       Becka had an opportunity to discuss Jaguar’s business, management and financial affairs with directors, officers and management of Jaguar.  Becka has also had the opportunity to ask questions of and receive answers from Jaguar and its management regarding the terms and conditions of this investment.  Becka understands the significant risks of this investment.

f.                                        Becka has the capacity to protect its own interests in connection with the purchase of the Settlement Shares by virtue of its business or financial expertise.

g.                                      Becka understands that the Settlement Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Becka has been advised or is aware of the provisions of Rule 144, as in effect from time to time, which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the availability of certain current public information about Jaguar, the resale occurring following the required holding period under Rule 144, and the number of shares being sold during any three month period not exceeding specified limitations.

h.                                      Becka acknowledges and agrees that the Settlement Shares upon issuance shall bear customary restrictive legends referencing their restrictions on transfer in accordance with the Securities Act.

i.                                         If Becka is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)), Becka hereby represents that Becka has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for or otherwise acquire the Settlement Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Settlement Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any government or other consents that may need to be obtained in connection with such purchase, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Settlement Shares.  Jaguar’s offer and sale and Becka’s subscription and payment for and continued beneficial ownership of (or Company’s transfer of, as applicable) the Settlement Shares will not violate any applicable securities or other laws of Becka’s jurisdiction.

j.                                         Becka has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Becka acknowledges that no other representations or warranties, oral or written, have been made by Company or any agent thereof except as set forth in this Agreement.

k.                                      The office or offices of Becka in which its investment decision was made is located at the address or addresses of Becka set forth on the signature page hereto.

l.                                         Becka is an “accredited investor” as that term is defined under Regulation D promulgated under the Securities Act.

m.                                  Becka is aware that Company and Jaguar are relying on the accuracy of the above representations to establish compliance with Federal and State securities laws.  If any such warranties or representations are not true and accurate in any respect as of the Effective Date (as defined below), Becka shall so notify Company in writing immediately and shall be cause for rescission by Company at its sole election.  Becka represents that neither Becka, nor any person or entity with whom Becka shares beneficial ownership of Jaguar’s securities, is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act, attached hereto as Annex I.

5.              BECKA’S OBLIGATIONS AND AGREEMENTS.  Upon satisfaction (or waiver by Becka) of the conditions precedent in Section 2 of this Agreement (the “Effective Date”), Becka agrees that:

a.                                      the Obligation shall be deemed paid in full and extinguished;

b.                                      all security interests and liens granted to Becka on any personal property (including, but not limited to, any intellectual property) and real property of the Company and any of its affiliates, if any, are automatically terminated and of no further force and effect;

c.                                       the Company, its affiliates and designees are hereby authorized to file on behalf of Becka, all Uniform Commercial Code termination statements with respect to any UCC financing statements filed by or on behalf of Becka against the Company or any of its affiliates, including, without limitation, the UCC-1;

d.                                      Becka will promptly deliver such documents and take such other actions as Company may request in order to effectuate the termination of the Obligation and the release and termination of its security interests in the property of Company and its affiliates; and

e.                                       Becka will reflect on its books and records that the Obligation has been paid in full.

6.              FORBEARANCE.  In reliance upon Company’s representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions of this Agreement, Becka hereby agrees, during the period commencing on the Agreement Date and ending at 5:00 pm Eastern Time on July 31, 2017 to forbear from exercising any of its rights and remedies relating to the Obligation or in any way seeking to collect the Obligation except as expressly contemplated in this Agreement, including, without limitation, by commencing any proceeding with respect thereto.

7.              MUTUAL RELEASE.  In consideration of the agreements set forth herein, Company, and Becka hereby agree as follows, effective upon consummation of the Merger:

a.                                      Release by Company:

i.            Company does hereby release, acquit and forever discharge Becka, and its respective past and present officers, directors, attorneys, affiliates, employees and agents, of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or of any relationship, acts, omissions, misfeasance, malfeasance, causes of action, defenses, offsets, debts, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and expenses, of every type, kind, nature, description or character, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length (each, a “Company Released Claim” and collectively, the “Company Released Claims”), that Company hereunder has as of the date of the consummation of the Merger or may acquire in any way arising out of, connected with or related to the Obligation.

ii.        Each person signing below on behalf of Company hereunder acknowledges that he or she has read each of the provisions of this Section 7(a).  Each such person fully understands that this Section 7(a) has important legal consequences, and each such person realizes that they are releasing any and all Company Released Claims that Company may have.  Company hereby acknowledges that each of them has had an opportunity to obtain a lawyer’s advice concerning the legal consequences of each of the provisions of this Section 7(a).

iii.    Company hereby specifically acknowledges and agrees that:  (i) none of the provisions of this Section 7(a) shall be construed as or constitute an admission of any liability on the part of Becka; (ii) the provisions of this Section 7(a) shall constitute an absolute bar to any Company Released Claim of any kind, whether any such Company Released Claim is based on contract, tort, warranty, mistake or any other theory, whether legal, statutory or equitable; and (iii) any attempt to assert a Company Released Claim barred by the provisions of this Section 7(a) shall subject Company to the provisions of applicable law setting forth the remedies for the bringing of groundless, frivolous or baseless claims or causes of action.

iv.     Company expressly waives any and all rights and benefits conferred upon it by Section 1542 of the Civil Code of the State of California (and any similar or like statute or other law which may be applicable), which states as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

Company expressly agrees and understands that the release given by it pursuant to this provision applies to all unknown, unsuspected and unanticipated Claims which it may have against Becka that it has released.  Company understands and acknowledges that the significance and consequence of this waiver of Section 1542 of the California Civil Code (and any similar or like statute or other law which may be applicable) is that even if it should eventually suffer additional damages relating in any way to any dispute, that Company will not be permitted to make any claim for those damages against Becka that it has released pursuant to this Agreement.  Furthermore, Company acknowledges that it intends these consequences even as to claims for damages that may now exist as of the date of this Agreement but which are not known to exist, and which, if known would materially affect its decision to execute these releases, regardless of whether their lack of knowledge, or the lack of knowledge of any one of them, is the result of ignorance, oversight, error, negligence, or any other cause.

b.                                      Release by Becka.

i.            Becka, for itself and on behalf of its respective successors and assigns, does hereby release, acquit and forever discharge Company and Jaguar and all of their respective past and present officers, directors, attorneys, affiliates, employees and agents, of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or of any relationship, acts, omissions, misfeasance, malfeasance, causes of action, defenses, offsets, debts, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and expenses, of every type, kind, nature, description or character, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length (each, a “Becka Released Claim” and collectively, the “Becka Released Claims”), that Becka hereunder now has as of the date of the consummation of the Merger or may acquire in any way arising out of, connected with or related to the Obligation.

ii.        Each person signing below on behalf of Becka hereunder acknowledges that he or she has read each of the provisions of this Section 7(b).  Each such person fully understands that this Section 7(b) has important legal consequences, and each such person realizes that they are releasing any and all Becka Released Claims that Becka may have.  Becka hereunder hereby acknowledge that each of them has had an opportunity to obtain a lawyer’s advice concerning the legal consequences of each of the provisions of this Section 7(b).

iii.    Becka hereby specifically acknowledge and agree that:  (i) none of the provisions of this Section 7(b) shall be construed as or constitute an admission of any liability on the part of Company; (ii) the provisions of this Section 7(b) shall constitute an absolute bar to any Becka Released

Claim of any kind, whether any such Becka Released Claim is based on contract, tort, warranty, mistake or any other theory, whether legal, statutory or equitable; and (iii) any attempt to assert a Becka Released Claim barred by the provisions of this Section 7(b) shall subject Becka to the provisions of applicable law setting forth the remedies for the bringing of groundless, frivolous or baseless claims or causes of action.

iv.     Becka expressly waives any and all rights and benefits conferred upon it by Section 1542 of the Civil Code of the State of California (and any similar or like statute or other law which may be applicable), which states as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

Becka expressly agrees and understands that the release given by it pursuant to this provision applies to all unknown, unsuspected and unanticipated Claims which it may have against the Company that it has released.  Becka understands and acknowledges that the significance and consequence of this waiver of Section 1542 of the California Civil Code (and any similar or like statute or other law which may be applicable) is that even if it should eventually suffer additional damages relating in any way to any dispute, that Becka will not be permitted to make any claim for those damages against the Company that it has released pursuant to this Agreement.  Furthermore, Becka acknowledges that it intends these consequences even as to claims for damages that may now exist as of the date of this Agreement but which are not known to exist, and which, if known would materially affect its decision to execute these releases, regardless of whether their lack of knowledge, or the lack of knowledge of any one of them, is the result of ignorance, oversight, error, negligence, or any other cause.

8.                                      REGISTRATION RIGHTS.  Company represents that as a condition of the Merger Agreement, and Company and Becka agree, that the following terms shall be effective upon consummation of the Merger:

a.                                      No later than thirty (30) days following the consummation of the Merger (the “Filing Date”), Jaguar shall prepare and file with the Securities and Exchange Commission (the “Commission”), a Registration Statement on Form S-3 (or such other form available) covering the public resale of the Settlement Shares and shall cause such Registration Statement to be filed by the Filing Date for such Registration Statement and use reasonable best efforts to have the Registration Statement declared effective under the Securities Act as soon as possible thereafter (the “Effectiveness Date”).  Jaguar shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act during the entire Effectiveness Period.

b.                                      Becka agrees to furnish to Jaguar a completed selling stockholder questionnaire in the customary form to be presented to Becka.  Jaguar shall not be required to include the Settlement Shares in the Registration Statement if Becka fails to furnish to Jaguar a fully completed questionnaire at least two Trading Days prior to the Effectiveness Date.

c.                                       Notwithstanding anything in this Section to the contrary, Jaguar may delay or suspend the effectiveness of the Registration Statement for up to thirty (30) days (a “Delay Period”) if the board of directors of Jaguar determines in good faith that (i) effectiveness of the Registration Statement must be suspended in accordance with the rules and regulations under the Securities Act or that (ii) the disclosure of material non-public information (“Pending Developments”) at such time would be detrimental to Jaguar and its subsidiaries, taken as a whole.  Notwithstanding the foregoing, Jaguar shall use its reasonable best efforts to ensure that the Registration Statement is declared effective and its permitted use is resumed following a Delay Period as promptly as practicable.

d.                                      In addition to the covenants set forth herein, following the consummation of the Merger, Jaguar shall:

(i)                                     furnish to Becka such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as it may reasonably request in order to facilitate the public offering of the Settlement Shares;

(ii)                                  use its reasonable best efforts to register or qualify the Settlement Shares under such state securities or blue sky laws of such jurisdictions as Becka may reasonably request in writing within twenty (20) days following the original filing of such registration statement, except that Jaguar shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

(iii)                               notify Becka, promptly after it shall receive notice thereof, of the time when such registration statement or a supplement to any prospectus forming a part of such registration statement has become effective;

(iv)                              notify Becka promptly of any request by the Staff of the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

(v)                                 prepare and file with the Commission any amendments or supplements to such registration statement or prospectus which is required under the Securities Act or the rules and regulations promulgated thereunder in connection with the distribution of the Settlement Shares;

(vi)                              prepare and promptly file with the Commission and promptly notify Becka of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to the Settlement Shares is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectuses then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

(vii)                           advise Becka promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Division of Enforcement of the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

(viii)                        indemnify and hold harmless Becka against any and all losses, claims, damages or liabilities to which Becka shall become subject, under the Securities Act or otherwise, that arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the effective registration statement or any prospectus that forms a part thereof or any amendment or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no such indemnification shall be available to Becka (and Becka shall indemnify and hold harmless Jaguar) with respect to, and to the extent there is liability attributable to, written information provided by Becka to Jaguar for use in such registration statement or prospectus thereunder or any amendment or supplement thereto, or any related preliminary prospectus.

e.                                       All fees and expenses incident to the performance of or compliance with this Section by Jaguar shall be borne by Jaguar whether or not any Settlement Shares are sold pursuant to a Registration Statement.

f.                                        As used in this Section, the following terms have the respective meanings:

“Change of Control” means (i) any merger, consolidation or other business combination of Jaguar with any entity in which the stockholders of Jaguar immediately prior to such transaction in the aggregate cease to own at least 50% of the voting power of the voting securities of the entity surviving or resulting from such transaction (or the ultimate parent thereof), or (ii) any sale, transfer, lease, assignment or other disposal of all or substantially all of the assets of Jaguar and its subsidiaries, taken as a whole.

“Effectiveness Period” means, the period commencing on the Effectiveness Date of the Registration Statement and ending on the earlier of (i) the time as all of the Settlement Shares covered by such Registration Statement have been sold (either pursuant to a Registration Statement or otherwise), (ii) the time as all of the Settlement Shares are eligible to be sold by the Holders without compliance with the volume limitations or public information requirements of Rule 144; or (iii) a Change of Control.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time, of the Settlement Shares.

“Registration Statement” means the registration statements required to be filed in accordance with this Section and any additional registration statements required to be filed under this this Section, including in each case the prospectus, amendments and supplements to such registration statements or prospectus, including pre and post effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference therein.

“Trading Day” means a day on which the Nasdaq Stock Market is open for trading.

9.              GENERAL PROVISIONS

a.                                      Each party to this Agreement acknowledges and warrants that it has been represented by independent counsel of its own choice throughout all negotiations which preceded the negotiation and execution of this Agreement.  Each party has read or had read to it all of this Agreement and had it explained to it by its attorney and fully understands all the terms used and their significance;

b.                                      The parties hereto are sophisticated and have been represented by attorneys throughout the transactions contemplated hereby who have carefully negotiated the provisions hereof.  As a consequence, the parties do not intend that the presumptions of laws or rules relating to the interpretation of contracts against the drafter of any particular clause should be applied to this Agreement or any agreement or instrument executed in connection herewith, and therefore waive their effects;

c.                                       Each of the parties to this Agreement shall bear its own expenses with respect to the negotiation, execution, delivery and enforcement of this Agreement, the transactions referenced herein and all other transactions relating hereto;

d.                                      This Agreement contains the entire agreement and understanding concerning the subject matter hereof between the parties, and supersedes and replaces all prior negotiations, proposed agreements and agreements written or oral.  Each of the parties to this Agreement acknowledges that no other party to this Agreement, nor any agent or attorney of any such party, has made any promise, representation or warranty whatsoever, express or implied, not contained in this Agreement, to induce him to execute this Agreement.  Each of the parties further acknowledge that he is not executing this Agreement in reliance on any promise, representation or warranty not contained in this Agreement;

e.                                       Whenever, in this Agreement, the context may so require, the masculine or neuter gender shall be deemed to refer to and include the feminine, masculine, and neuter, and the singular to refer to and include the plural;

f.                                        This Agreement shall in all respects be interpreted, enforced and governed by the laws of the State of New York (without reference to conflict of laws rules or principles);

g.             Jaguar is an intended third-party beneficiary of this Agreement;

h.             This Agreement may be executed in several counterparts, all of which shall be an original and enforceable against any party who signed it, and all of which shall constitute one and the same document.  Signatures submitted via facsimile or .pdf email shall be acceptable to bind the parties hereunder;

i.              CONFIDENTIALITY.  The parties agree that the terms of this Agreement, the information contained in this Agreement and all information delivered by or on behalf of Company pursuant to or in connection with this agreement shall remain strictly confidential and neither Becka nor Company, shall release any such information to any other person or entity (other than Jaguar, Dorsar Investment Company, Alco Investment Company, Two Daughters LLC, Boies, Schiller & Flexner LLP, Dan Becka, Nantucket Investments Limited and any lender to or equity holder in Company or Jaguar and their respective officers, directors, shareholders, attorneys and advisors), without the prior written consent of the other parties hereto.  Notwithstanding the foregoing, prior written consent of Becka shall not be required for the disclosure of information regarding this Agreement to Company’s officers, directors, shareholders, attorneys and advisors and to the extent required by legal process or court order;

j.              EXCLUSIVE JURISDICTION. BECKA AND COMPANY AGREE THAT ALL ACTIONS TO ENFORCE THIS AGREEMENT AND ALL DISPUTES AMONG OR BETWEEN THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG OR BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED ONLY BY A COURT LOCATED IN NEW YORK, NEW YORK, AND BECKA AND COMPANY HEREBY CONSENT AND SUBMIT TO THE JURISDICTION OF SUCH COURT;

k.             WAIVER OF RIGHT TO TRIAL BY JURY.  EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE AGREEMENT (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY; AND

l.              Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be valid under applicable law.  To the extent any such provision is found to be invalid or unenforceable under applicable law in a given jurisdiction, then (a) such provision shall be ineffective only to such extent; (b) the remainder of such provision and the other provisions of this Agreement shall remain in full force and effect in such jurisdiction; and (c) such provision shall remain in full force and effect in any other jurisdiction.

[The remainder of this page is intentionally left blank.  Signatures follow.]

IN WITNESS WHEREOF, Company and Becka have caused this Agreement to be duly executed as of the date first written above.

COMPANY:

NAPO PHARMACEUTICALS, INC.

By:	/s/ Lisa A. Conte
Name: Lisa A. Conte
Title: Chief Executive Officer

BECKA:

/s/ Dan Becka
Dan Becka

Signature Page to

Debt Settlement Agreement (Becka)

ANNEX I

BAD ACTOR

Rule 506(d)(1)(i) to (viii) under the Securities Act of 1933, as amended

(i) Has been convicted, within ten years before such sale (or five years, in the case of issuers, their predecessors and affiliated issuers), of any felony or misdemeanor:

(A) In connection with the purchase or sale of any security;

(B) Involving the making of any false filing with the Commission; or

(C) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(ii) Is subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years before such sale, that, at the time of such sale, restrains or enjoins such person from engaging or continuing to engage in any conduct or practice:

(A) In connection with the purchase or sale of any security;

(B) Involving the making of any false filing with the Commission; or

(C) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(iii) Is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that:

(A) At the time of such sale, bars the person from:

(1) Association with an entity regulated by such commission, authority, agency, or officer;

(2) Engaging in the business of securities, insurance or banking; or

(3) Engaging in savings association or credit union activities; or

(B) Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years before such sale;

(iv) Is subject to an order of the Commission entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (15 U.S.C. 78o(b) or 78o-4(c)) or section 203(e) or (f) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-3(e) or (f)) that, at the time of such sale:

(A) Suspends or revokes such person’s registration as a broker, dealer, municipal securities dealer or investment adviser;

(B) Places limitations on the activities, functions or operations of such person; or

(C)Bars such person from being associated with any entity or from participating in the offering of any penny stock;

(v) Is subject to any order of the Commission entered within five years before such sale that, at the time of such sale, orders the person to cease and desist from committing or causing a violation or future violation of:

(A) Any scienter-based anti-fraud provision of the federal securities laws, including without limitation section 17(a)(1) of the Securities Act of 1933 (15 U.S.C. 77q(a)(1)), section 10(b) of the Securities Exchange Act of 1934 (15 U.S.C. 78j(b)) and 17 CFR 240.10b-5, section 15(c)(1) of the Securities Exchange Act of 1934 (15 U.S.C. 78o(c)(1)) and section 206(1) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-6(1)), or any other rule or regulation thereunder; or

(B) Section 5 of the Securities Act of 1933 (15 U.S.C. 77e).

(vi) Is suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

(vii) Has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or Regulation A offering statement filed with the Commission that, within five years before such sale, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, at the time of such sale, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or

(viii) Is subject to a United States Postal Service false representation order entered within five years before such sale, or is, at the time of such sale, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.